SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report November 13, 1998


                             AMBANC HOLDING CO., INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                      0-27036                  14-1783770
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


 11 Division Street, Amsterdam, New York                              12010-4303
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (518) 842-7200
                                                            --------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

     On November 13, 1998, the Registrant issued the press release attached hereto as Exhibit 99 announcing Amsterdam Savings and Amsterdam Federals Merged Bank's Executive Management Team.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AMBANC HOLDING CO., INC.



Date:     November 13, 1998              By:
      ---------------------------           ---------------------------------
                                            Lauren T. Barnett
                                            President & Chief Executive Officer

Exhibit
Number                            Description
-------        ---------------------------------------------------

  99           Press release dated November 13, 1998